THIRD QUARTER 2018 EARNINGS CONFERENCE CALL PRESENTATION 1

SAFE HARBOR This presentation includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding future financial performance, future growth and future acquisitions. These statements are based on Pangaea’s and managements’ current expectations or beliefs and are subject to uncertainty and changes in circumstances. Actual results may vary materially from those expressed or implied by the statements herein due to changes in economic, business, competitive and/or regulatory factors, and other risks and uncertainties affecting the operation of Pangaea’s business. These risks, uncertainties and contingencies include: business conditions; weather and natural disasters; changing interpretations of GAAP; outcomes of government reviews; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments; requirements or changes adversely affecting the business in which Pangaea is engaged; fluctuations in customer demand; management of rapid growth; intensity of competition from other providers of logistics and shipping services; general economic conditions; geopolitical events and regulatory changes; and other factors set forth in Pangaea’s filings with the Securities and Exchange Commission and the filings of its predecessors. The information set forth herein should be read in light of such risks. Further, investors should keep in mind that certain of Pangaea’s financial results are unaudited and do not conform to SEC Regulation S-X and as a result such information may fluctuate materially depending on many factors. Accordingly, Pangaea’s financial results in any particular period may not be indicative of future results. Pangaea is not under any obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise. 2

PANGAEA LOGISITICS SOLUTIONS LTD. Logistics services and integrated chartering solutions provide attractive returns 3

PANGAEA LOGISITICS SOLUTIONS LTD. Pangaea concentrates on cargo movements to: • Identify movements that require our expertise in logistics and operations • Capitalize on movements where we can utilize our specialized fleet • Reduce ballast legs and other costs • Assist customers in unique or difficult trades Allowing Pangaea to capture additional freight margin for the valued services it provides 4

BUSINESS HIGHLIGHTS Q3-2018 Results (1) •Adjusted EBITDA of $16.6 million Consistent •Net income of $8.3 million Performance •Income from operations of $12.1 million Fleet Working Fleet •19 drybulk ships and one barge in owned and controlled fleet Operations •Operating 46 vessels on average during Q3-2018 Extensive and varied •8 million tons loaded on 163 voyages performed experience for 87 clients 1) Adjusted EBITDA is a non-GAAP measure and represents income or loss from operations before depreciation and amortization, loss on sale and leaseback of vessel, and when applicable, loss on impairment of vessels and certain non-recurring items. 5

DRIVERS OF PERFORMANCE Customer Focus: Long-term, fixed contract employment and recurring business with new and longstanding customers Targeted Business: Specialty tonnage provides superior returns – 21% premium over average market rates in Q3 – 2018 Rate Environment: The Baltic Dry Index average for the quarter was up 40% over last year; increase in average and volatility favor our model Baltic Dry Index(1) 2000 1500 1000 500 0 Jul-16 Jul-17 Jul-18 Jan-16 Jan-17 Jan-18 Jun-16 Jun-17 Jun-18 Oct-16 Oct-17 Feb-16 Apr-16 Feb-17 Apr-17 Feb-18 Apr-18 Sep-16 Sep-17 Sep-18 Dec-16 Dec-17 Aug-16 Aug-17 Aug-18 Nov-16 Nov-17 Mar-16 Mar-17 Mar-18 May-16 May-17 May-18 (1) Per reported indices 6

FINANCIAL HIGHLIGHTS • 8% increase in net revenue, reflecting improvement in market fundamentals • Increase in working capital and positive operating cash flows • Strategic use of equity in owned vessels to raise cash for investment in high quality ships 7

SELECTED INCOME STATEMENT DATA Three months ended September 30, Nine months ended September 30, 2018 2017 2018 2017 (unaudited) (unaudited) (unaudited) (unaudited) Revenues: Voyage revenue $ 81,813 $ 93,689 $ 233,979 $ 251,608 Charter revenue 13,532 13,334 37,162 31,294 95,345 107,023 271,141 282,902 Expenses: Voyage expense 36,685 44,305 104,881 124,175 Charter hire expense 28,533 34,765 81,913 91,140 Vessel operating expenses 9,864 9,144 29,760 26,810 General and administrative 3,704 4,763 12,211 11,419 Depreciation and amortization 4,411 3,951 13,140 11,604 Loss on sale of vessels - 70 860 9,275 Total expenses 83,197 96,998 242,765 274,423 Income from operations 12,148 10,025 28,376 8,479 Total other expense, net (1,751) (1,267) (5,571) (3,901) Net income 10,397 8,757 22,805 4,578 Income attributable to noncontrolling interests (2,120) (1,576) (4,430) (787) Net income attributable to Pangaea Logistics Solutions Ltd. $ 8,277 $ 7,181 $ 18,375 $ 3,791 Adjusted EBITDA(1) $ 16,559 $ 14,045 $ 42,377 $ 29,358 1) Adjusted EBITDA is a non-GAAP measure and represents income or loss from operations before depreciation and amortization, loss on sale and leaseback of vessel, and when applicable, loss on impairment of vessels and certain non-recurring items. 8

SELECTED BALANCE SHEET & CASH FLOW DATA September 30, 2018 December 31, 2017 (in thousands) (unaudited) Current Assets Cash and cash equivalents $ 50,765 $ 34,532 Accounts receivable, net 26,826 21,089 Other current assets 34,965 27,389 Total current assets 112,557 83,010 Restricted Cash 2,500 4,000 Fixed assets, including leased vessels and deposits, net 338,790 336,287 Total assets $453,847 $423,297 Current liabilities Accounts payable, accrued expenses and other current liabilities $ 30,059 $ 29,181 Related party debt 3,701 7,010 Current portion of long-term debt and capital lease obligations 23,122 20,765 Other current liabilities 16,212 13,054 Total current liabilities 73,094 70,010 Secured long-term debt and capital lease obligations, net 148,803 142,631 Total Pangaea Logistics Solutions Ltd. equity 162,216 145,351 Non-controlling interests 69,734 65,304 Total stockholders' equity 231,950 210,656 Total liabilities and shareholders' equity $ 453,847 $ 423,297 Cash flows for the nine months ended: September 30, 2018 September 30, 2017 (unaudited) (unaudited) Net cash provided by operations $ 27,225 $ 13,745 Net cash used in investing activities $ (15,005) $ (48,161) Net cash provided by (used in) financing activities $ 2,514 $ 39,330 9

TOTAL SHIPPING DAYS 6,000 5,000 4,000 3,741 3,461 3,000 3,193 2,645 Days 2,537 2,914 2,366 1,904 2,000 1,000 1,564 1,575 1,620 1,638 1,288 1,288 1,428 1,468 - Q4-16 Q1-17 Q2-17 Q3-17 Q4-17 Q1-18 Q2-18 Q3-18 Owned Days Charter-in Days Capital Efficiency: Leveraged owned fleet by chartering-in market vessels Flexibility: Short-term charters to react quickly and take advantage of arbitrage opportunities 10

PANGAEA TCE v. AVERAGE MARKET TCE $16,000 $14,000 30% 32% 21% 15% $2,440 $12,000 26% $3,187 $3,355 35% $1,605 16% $2,471 $10,000 $2,958 $1,367 $8,000 $6,000 $11,395 $10,905 $10,662 $10,373 $9,351 $4,000 $8,578 $8,375 $2,000 $- Q1 - 2017 Q2 - 2017 Q3 - 2017 Q4 - 2017 Q1 - 2018 Q2 - 2018 Q3 - 2018 Pangaea TCE $9,945 $11,333 $11,822 $12,510 $13,849 $13,728 $13,835 Consistent outperformance against average Panamax and Supramax index *Average of the published Panamax and Supramax index net of commission 11

FINANCIAL PERFORMANCE Q3-2016 THROUGH Q2-2018


ADJUSTED EBITDA(1)
18,000,000
16,000,000
14,000,000
12,000,000
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
-
Q4-16
Q1-17
Q2-17
Q3-17
Q4-17
Q1-18
Q2-18
Q3-18


TCE (2)
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
Q4-16
Q1-17
Q2-17
Q3-17
Q4-17
Q1-18
Q2-18
Q3-18

1) **Adjusted EBITDA** is a non-GAAP measure and represents income or loss from operations before depreciation and amortization, loss on sale and leaseback of vessels, and when applicable, loss on impairment of vessels and certain non-recurring items.
2) **TCE** is defined as total revenues less voyage expenses divided by the number of shipping days, which is consistent with industry standards. TCE rate is a common shipping industry performance measure used primarily to compare daily earnings generated by vessels on time charters with daily earnings generated by vessels on voyage charters, because charter hire rates for vessels on voyage charters are generally not expressed in per-day amounts while charter hire rates for vessels on time charters generally are expressed in per-day amounts.

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ADJUSTED EARNINGS PER COMMON SHARE Adjusted EPS LTM total $0.56 per share Adjusted EPS* 0.25 0.20 0.15 0.10 0.05 - Q3-17 Q4-17 Q1-18 Q2-18 Q3-18 *Adjusted earnings per share represents net income attributable to Pangaea Logistics Solutions Ltd. plus, when applicable, loss on sale and leaseback of vessel, loss on impairment of vessel and certain non-recurring charges, divided by the weighted average number of shares of common stock. 13